Exhibit 10.6

FOURTH AMENDMENT TO PURCHASE CONTRACT

THIS FOURTH AMENDMENT TO PURCHASE CONTRACT (“Fourth Amendment”) is made effective as of August 30, 2012, by and between TWIN CITY CROSSING, LLC, (“Seller”) and WHEELER INTERESTS, INC. (“Purchaser”).

RECITALS:

Whereas, Seller and Purchaser previously entered into that certain Purchase Contract, dated June 11, 2012, as amended by First Amendment to Purchase Contract, dated July 26, 2012, as further amended by Second Amendment to Purchase Contract, dated August 9, 2012, as further amended by Third Amendment to Purchase Contract, dated August 16, 2012, (as amended, the “Agreement”) for the sale of the Property as defined in the Agreement, including, without limitation, certain real property and improvements located in the Town of Batesburg-Leesville, County of Lexington, South Carolina;

WHEREAS, Purchaser and Seller desire to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Purchaser and Seller hereby undertake and agree as follows:

1. Defined Terms. Terms defined in the Agreement shall have the same meanings in this Fourth Amendment unless specifically codified herein.

2. Seller Repair Agreements. Purchaser and Seller agree that prior to Closing (or within a commercially reasonable time thereafter, not to exceed fifteen (15) days, if necessary to accommodate the schedule of the contractor performing such work or unexpected delays, in which event Seller shall, at Closing, escrow funds necessary for completion of such repairs or replacements), the Seller, at its sole expense, shall make the following repairs or replacements to the reasonable satisfaction of Purchaser:

a. Repairs or replacements as identified in that certain Proposal/Contract from Terratec, Inc. to Bess Satcher, NAI Avant, attached hereto and incorporated herein. In addition, Seller shall repair the interior wall in the stockroom area of Bi-Lo per that certain Site Evaluation Report prepared by Site Applications, Inc. for Purchaser, dated July 25, 2012 (the “Site Evaluation Report”).

b. Repair storm drain to grade and tie in to the existing asphalt in a manner substantially similar to the description of such repairs in the Site Evaluation Report.

c. Replace all missing cover plates at light poles per the Site Evaluation Report.

3. Seller Contributions to Lender Held Escrows. At Closing, Seller shall contribute Thirty Two Thousand Five Hundred and 00/100 Dollars ($32,500.00) to repair and maintenance escrows held by any lender to Purchaser.

4. Two Fifteen (15) day Closing Date Extension Options. Purchaser, at its option, shall have two fifteen (15) day extension options (the “Extension Option(s)”) by which Purchaser may extend the Closing Date. Each Extension Option may be exercised by Purchaser no later than ten (10) days prior to the Closing Date or the extended Closing Date if Purchaser exercises its initial Extension Option. In order to exercise each Extension Option, Purchaser shall pay Ten Thousand and 00/100 Dollars to Escrow Agent within two (2) business days of providing notice of its exercise of each Extension Option to Seller.

5. Execution by Facsimile/Counterparts. Execution of this instrument may be evidenced by facsimile signature which shall be deemed an original for all purposes. To facilitate execution, this Fourth Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

6. Agreement Remains in Effect. Subject to the specific amendments and agreements set forth in this Fourth Amendment, the Agreement shall remain in full force and effect without modification.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Fourth Amendment to be signed as of the date first above written.

SELLER:	TWIN CITY CROSSING, LLC, a Georgia limited liability company

By: Du Rhone Group, Ltd., its Manager

		By:	/s/ Neil R. Smith
Neil R. Smith
Executive Vice President

PURCHASER:	WHEELER INTERESTS, INC.

	By:	/s/ Jon S. Wheeler
Jon S. Wheeler
President/CEO